UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

_________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEALTHCARE AI ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO

PROXY STATEMENT

 DATED APRIL 28, 2025

OF

HEALTHCARE AI ACQUISITION CORP.

EXTRAORDINARY GENERAL MEETING TO BE HELD ON APRIL 30, 2025

On April 11, 2025, HEALTHCARE AI ACQUISITION CORP. (the “Company,” “we,” “our” or “us”) filed with the Securities and Exchange Commission a definitive proxy statement (the “Definitive Proxy Statement”) for the Extraordinary General Meeting of Shareholders to be held on April 28, 2025 at 09:00 a.m. ET (the “Meeting”). The Company convened the Meeting as originally scheduled, whereby the Chairman determined to adjourn the Meeting to April 30, 2025 at 10:00 a.m. ET (the “Adjourned Meeting”). The Company is filing these definitive additional proxy materials on April 28, 2025, to disclose that the Meeting will now be held at 10:00 a.m. EST, April 30, 2025 instead.  The meeting information remains the same:

You can participate in the Meeting, vote, and submit questions live via telephone, the information for which is available at https://www.cleartrustonline.com/haia.

Join Video Meeting

https://loeb.zoom.us/j/95471812287

(877) 853-5257 (US Toll Free)

(888) 475-4499 (US Toll Free)

+86 10 8783 3177 China

(400) 182 3168 China Toll-free

International numbers available: https://loeb.zoom.us/u/adcb89x6li

Conference ID: 954 7181 2287

— END OF SUPPLEMENT TO PROXY STATEMENT —

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